SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 11, 2003

Coeur d’Alene Mines Corporation

(Exact Name of Registrant as Specified in Charter)

Idaho	1-8641	82-0109423

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

505 Front Ave., P.O. Box “I”, Coeur d’Alene, Idaho	83816

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (208) 667-3511

N/A

(Former Name or Former Address, if Changed Since Last Report)

ITEM 5. OTHER EVENTS
ITEM 7. EXHIBITS
SIGNATURE
EXHIBIT INDEX
EXHIBIT 1.1
EXHIBIT 5.1

ITEM 5. OTHER EVENTS.

          In connection with the public offering of common stock described immediately below, Coeur d’Alene Mines Corporation (the “Company”) is hereby filing certain exhibits. See “Item 7 Exhibits.”

          On November 25, 2002, the Company filed, pursuant to Rule 415 under the Securities Act of 1933, as amended, a Registration Statement on Form S-3, including a prospectus contained therein, which, as amended, was declared effective on May 2, 2003. On September 5, 2003, the Company filed a preliminary prospectus supplement, dated September 11, 2003 relating to a proposed underwritten public offering of up to 20,635,000 shares of the Company’s common stock, par value $1.00 per share (the “Common Stock”). On September 12, 2003, the Company filed a prospectus supplement, dated September 11, 2003, relating to the underwritten public offering of up to 23,730,250 shares of the Company’s Common Stock, consisting entirely of shares to be issued by the Company and including 3,095,250 shares of the Company’s Common Stock for which the underwriters have exercised an option to purchase to cover any over-allotments.

ITEM 7. EXHIBITS.

          (c)  Exhibits:

          The following exhibits are filed with this report on Form 8-K:

Exhibit No.	Description

1.1	Underwriting Agreement, dated September 11, 2003, by and among the Company, CIBC World Markets Corp., Orion Securities (USA) Inc. and Sprott Securities (U.S.A.) Limited.

5.1	Opinion Letter of William F. Boyd regarding the legality of the Shares.

23.1	Consent of William F. Boyd (included as part of Exhibit 5.1).

1

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

Coeur d’Alene Mines Corporation

Date: September 15, 2003	By:	/s/ James A. Sabala

Name: James A. Sabala
Title: Executive Vice President and Chief Financial Officer

2

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated September 11, 2003, by and among the Company, CIBC World Markets Corp., Orion Securities (USA) Inc. and Sprott Securities (U.S.A.) Limited.

5.1	Opinion Letter of William F. Boyd regarding the legality of the Shares.

23.1	Consent of William F. Boyd (included as part of Exhibit 5.1).

3